                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                  May 19, 2005
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Colorado                             0-11730                        84-1089377
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(State or other jurisdiction           (Commission File No.)                I.R.S. Employer
        of incorporation)                                                (Identification No.)

6405 218th Street, SW, Suite  305, Mountlake Terrace, Washington         98403
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(Address of principal executive offices)                               (Zip Code)

                                 (425) 329-2300
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              (Registrant's telephone number, including area code)

               _____________________N/A___________________________
          (Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

(b) On May 19, 2005, Robert B. Segal resigned from our Board of Directors.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2005                          COGNIGEN NETWORKS, INC.

                                             /s/ Thomas S. Smith
                                             -------------------
                                             Thomas S. Smith
                                             President and Chief Executive Officer